MERIT SECURITIES CORPORATION

PAYMENTS PER BOND DENOMINATION
MERIT SERIES 5

Payment Date:     28-May-96
Reporting Month:  April

                                                                                     Interest       Interest       Principal
                         Original        Original      Integral       Record          Accrual        Payment        Payment
  Class                   Balance        Pct Pool    Denomination      Date           Factor         Factor         Factor
- -----------------------------------------------------------------------------------------------------------------------------
Class A-1             $23,980,860.00       10.00%      $1,000.00      30-Apr-96    0.00000000      0.00000000      0.00000000
Class A-2            $179,856,450.00       75.00%      $1,000.00      30-Apr-96    4.95818871      4.95818871     15.29257616
Class A-3             $23,307,500.00        9.72%      $1,000.00      30-Apr-96   12.50000000     12.50000000      0.00000000

                     $227,144,810.00


                          Ending           Remaining
  Class                  Balance       Principal Factor
- -------------------------------------------------------
Class A-1                      $0.00      0.00000000
Class A-2            $175,974,318.59      0.97841539
Class A-3             $23,307,500.00      1.00000000

                     $199,281,818.59

                          MERIT SECURITIES CORPORATION


  Credit Enhancement Summary
  MERIT SERIES 5

  Payment Date:         28-May-96
  Reporting Month       April

  Reserve Funds and Subordination


                                       Initial Coverage         Beginning Coverage     Adjustments     Losses
Type                                   %           $             %           $             $             $
- ---------------------------------------------------------------------------------------------------------------
Pool Over Collaterization Amount     5.28%    $12,663,785.76   5.91%    $12,663,785.76    $0.00        $0.00




                                      Insured Balance          Ending Coverage
Type                                        $                 %          $
- ----------------------------------------------------------------------------------
Pool Over Collaterization Amount      $211,675,311.12       5.98%   $12,663,785.76



                                             Beginning         Current                         Ending
                                              Balance          Deposits      Adjustments     DPR Balance
- ---------------------------------------------------------------------------------------------------------
Discount Principal Reserve Account          $294,114.44        $7,655.98        $0.00        $301,770.42
(Included in above coverage amount)



Insurance Policies


                                         Initial Coverage        Beginning Coverage      Adjustments    Losses
Type                    Purpose          %         $              %         $                 $           $
- -----------------------------------------------------------------------------------------------------------------
Insurance Policy     Pool Insurance    25.00%  $6,340,890.55    28.38%  $6,340,890.55       $0.00       $0.00


                     Insured Balance       Ending Coverage
Type                        $             %           $
- --------------------------------------------------------------
Insurance Policy      $22,114,630.61    28.67%  $6,340,890.55



Surplus Summary

 Class                      Total Distribution
- -----------------------------------------------
Surplus                        $417,992.69


DELINQUENCY STATISTICS
                                       Current               % of
                      # of Loans       Balance          Current Balance
- ------------------------------------------------------------------------
  30+ Days                54          $8,718,348             4.12%
  60+ Days                11          $2,413,506             1.14%
  90+ Days                18          $3,242,140             1.53%
  Foreclosure             14          $2,089,967             0.99%
  REO                      1            $239,862             0.11%

  Totals                  98         $16,703,823             7.89%


  Advances on Delinquencies                                      $131,137.55
  Non-Recoverable Advances on Delinquencies                            $0.00

                          MERIT SECURITIES CORPORATION

FUNDS ACCOUNT ACTIVITY REPORT
MERIT SERIES 5
PAYMENT DATE:   28-MAY-96
REPORT DATE:    APRIL

COLLATERAL PROCEEDS ACCOUNT


Beginning Balance                                    $0.00

DEPOSITS                                                                    WITHDRAWALS

Interest Net of Servicing Fee                $1,626,008.89                  Interest Payments                        $1,183,105.97
Principal                                    $2,758,124.44                  Principal Payments                       $2,750,468.46
Deposits From Reserve Fund                           $0.00                  Surplus                                    $417,992.69
Other Deposits                                       $0.00                  MBIA Fee                                    $24,910.23
                                                                            Discount Principal Reserve                   $7,655.98


TOTAL DEPOSIT                                $4,384,133.33                  TOTAL WITHDRAWALS                        $4,384,133.33

                                                                            Ending Balance                                   $0.00



Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies

                          MERIT SECURITIES CORPORATION

MONTHLY PAYMENT REPORT

Payment Statement
MERIT SERIES 5
Payment Date:     28-May-96
Reporting Month:  April


               Class
             Interest        Beginning       Interest       Interest      Principal          Total        Applied       Ending
  Class        Rate           Balance         Accrual        Payment       Payment       Distribution     Losses        Balance
- -----------------------------------------------------------------------------------------------------------------------------------
Class A-1    0.000000%             $0.00          $0.00          $0.00           $0.00           $0.00     $0.00             $0.00
Class A-2    5.987500%   $178,724,787.05    $891,762.22    $891,762.22   $2,750,468.46   $3,642,230.68     $0.00   $175,974,318.59
Class A-3    15.000000%   $23,307,500.00    $291,343.75    $291,343.75           $0.00     $291,343.75     $0.00    $23,307,500.00

                         $202,032,287.05  $1,183,105.97  $1,183,105.97   $2,750,468.46   $3,933,574.43     $0.00   $199,281,818.59


  Class        CUSIP     Priority   Principal Type  Interest Type
- -----------------------------------------------------------------
Class A-1    589962AJ8    Senior      Sequential       Floater
Class A-2    589962AJ8    Senior      Sequential       Floater
Class A-3    589962AK5    Senior      Sequential       Floater
